Statements of Changes in Net Assets Available for Benefits - EBP 002 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income:
Net appreciation in fair value of investments	$ 51,785,886	$ 37,603,566
Interest and dividends	22,071,586	9,551,446
Total investment income	73,857,472	47,155,012
Interest income from notes receivable from participants	630,126	528,726
Contributions:
Employers	6,791,377	6,862,696
Participants	23,599,283	23,465,798
Participant rollovers	1,313,961	2,585,328
Total contributions	31,704,621	32,913,822
Other additions	50,380	64,976
Total additions to net assets	106,242,599	80,662,536
Deductions from net assets:
Benefit payments to participants	37,326,347	29,350,277
Administrative expenses	557,354	579,236
Total deductions from net assets	37,883,701	29,929,513
Net increase in net assets	68,358,898	50,733,023
Net assets available for benefits:
Beginning of year	400,191,984	349,458,961
End of year	$ 468,550,882	$ 400,191,984